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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Newpark Resources, Inc. on Form S-3 of our report dated March 21, 1997, appearing in the Annual Report on Form 10-K of Newpark Resources, Inc. for the year ended December 31, 1996.



/s/ Deloitte & Touche LLP
----------------------------
DELOITTE & TOUCHE LLP
New Orleans, Louisiana

April 17, 1997